Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 3 (this “Amendment”), dated as of November 2, 2015, by and among T-MOBILE USA, INC., a Delaware corporation (the “Borrower”), T-MOBILE US, INC., a Delaware corporation (“Parent”), and each of the Subsidiaries (as defined in the Credit Agreement defined below) of Parent signatory hereto, DEUTSCHE TELEKOM AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany (“DT”), as the initial Lender, the other Lenders signatory hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”), to that certain Credit Agreement, dated as of May 1, 2013, by and among the Borrower, DT, as initial lender, and the other financial institutions and entities from time to time parties thereto (the “Lenders”), and the Administrative Agent (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Loan Parties and Required Lenders wish to make certain amendments to the Credit Agreement authorized by Section 11.1 of the Credit Agreement as set forth in Section 1 below, including certain modifications to the required Debt to Cash Flow Ratio for purposes of certain covenants;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

Effective as of the Amendment No. 3 Effective Date (as defined below), the Required Lenders hereby agree as follows:

(a) Section 1.1 of the Credit Agreement shall be amended to add the following defined term in the appropriate alphabetical ordering:

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of November 2, 2015 among Parent, the Borrower, the Subsidiaries of Parent parties thereto, the Administrative Agent and the Required Lenders.

(b) Section 1.1 of the Credit Agreement shall be further amended by replacing the definition of “Debt to Cash Flow Reference Ratio” in its entirety with the following:

“Debt to Cash Flow Reference Ratio” means, in respect of any calculation of the Debt to Cash Flow Ratio hereunder as of any date of determination, a ratio equal to (x) if the four most recent full Fiscal Quarters ending immediately prior to such date of determination, for which internal financial statements are available, end on or prior to June 30, 2016, 5.00 to 1.00, (y) if the four most recent full Fiscal Quarters ending immediately prior to such date of determination, for which internal financial statements are available, end after June 30, 2016 and on or prior to June 30, 2017, 4.75 to 1.00, and (z) if the four most recent full Fiscal Quarters ending immediately prior to such date of determination, for which internal financial statements are available, end after June 30, 2017, 4.25 to 1.00.

(c) Section 1.1 of the Credit Agreement shall be amended to insert, immediately following the term “Amendment No. 2,” in the definition of “Loan Documents” therein, the term “Amendment No. 3,”.

Section 2. Representations and Warranties. The Borrower and Parent, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders that:

(a) The execution and delivery of this Amendment is within each of the Borrower’s and Parent’s organizational powers and has been duly authorized by all necessary organizational action on the part of each of the Borrower and Parent. This Amendment has been duly executed and delivered by each of the Borrower and Parent and constitutes a legal, valid and binding obligation of each of the Borrower and Parent, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally, subject to general principles of equity and subject to implied covenants of good faith and fair dealing. This Amendment will not violate any Requirement of Law in any material respect, will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Loan Party or its property, or give rise to a right thereunder to require any payment to be made by any Loan Party, except in each case for violations, defaults or the creation of such rights that would not reasonably be expected to result in a Material Adverse Effect.

(b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, Parent, each of the Subsidiary Guarantors as of such date, and the Required Lenders and (ii) the Borrower shall have paid all reasonable out of pocket costs and expenses of the Administrative Agent and DT in connection with the preparation, negotiation and execution of this Amendment (including the reasonable fees and expenses of legal counsel to each of the Administrative Agent and DT).

Section 4. Counterparts. This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

T-MOBILE USA, INC.

By:	/s/ J. Braxton Carter
Name:	J. Braxton Carter
Title:	Executive Vice President & Chief Financial Officer

T-MOBILE US, INC.

By:	/s/ J. Braxton Carter
Name:	J. Braxton Carter
Title:	Executive Vice President & Chief Financial Officer

[Signature Page to Amendment No. 3]

IBSV LLC
METROPCS CALIFORNIA, LLC
METROPCS FLORIDA, LLC
METROPCS GEORGIA, LLC
METROPCS MASSACHUSETTS, LLC
METROPCS MICHIGAN, INC.
METROPCS NETWORKS CALIFORNIA, LLC
METROPCS NETWORKS FLORIDA, LLC
METROPCS NEVADA, LLC
METROPCS NEW YORK, LLC
METROPCS PENNSYLVANIA, LLC
METROPCS TEXAS, LLC
POWERTEL MEMPHIS LICENSES, INC.
POWERTEL/MEMPHIS, INC.
SUNCOM WIRELESS HOLDINGS, INC.
SUNCOM WIRELESS INVESTMENT COMPANY, LLC
SUNCOM WIRELESS LICENSE COMPANY, LLC
SUNCOM WIRELESS MANAGEMENT COMPANY, INC.
SUNCOM WIRELESS OPERATING COMPANY, L.L.C.
SUNCOM WIRELESS PROPERTY COMPANY, L.L.C.
SUNCOM WIRELESS, INC.
T-MOBILE CENTRAL LLC
T-MOBILE FINANCIAL LLC
T-MOBILE LEASING LLC
T-MOBILE LICENSE LLC
T-MOBILE NORTHEAST LLC
T-MOBILE PCS HOLDINGS LLC
T-MOBILE PUERTO RICO HOLDINGS LLC
T-MOBILE PUERTO RICO LLC
T-MOBILE RESOURCES CORPORATION
T-MOBILE SOUTH LLC
T-MOBILE SUBSIDIARY IV CORPORATION
T-MOBILE WEST LLC
TRITON PCS FINANCE COMPANY, INC.
TRITON PCS HOLDINGS COMPANY L.L.C.
VOICESTREAM PCS I IOWA CORPORATION
VOICESTREAM PITTSBURGH GENERAL PARTNER, INC.
VOICESTREAM PITTSBURGH, L.P.

By: /s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Executive Vice President & Chief Financial Officer

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Amendment No. 3]

DEUTSCHE TELEKOM AG,
as a Lender

By: /s/ Markus Schafer
Name: Markus Schafer
Title: Vice President

By: /s/ Jorg Esser
Name: Jorg Esser
Title: Senior Expert Capital Markets

[Signature Page to Amendment No. 3]